Exhibit 10.3

Amendment to Contract dated April 27, 2004, between IGS , KIOSK, AND AY,

Notwithstanding any language to the contrary in the Contract between the Parties, the Parties now hereby agree as follows:

1.             Al Y hereby agrees to be known as the “Soupman” of the Company. If any other position, or office in the Company is to be offered to Al Y, it will be accepted only in his sole discretion. Al Y hereby disclaims any representation that he has any expertise in "franchising", and cannot act as “consultant” in this area.

2.             (A)         All time and work required of Al Y to comply with the requirements of the Contract between the Parties, shall be deemed XXX. Further requests by the Company for time to be given for any other work to be performed by Al Y will be subject to his sole discretion

 (B)          Al Y hereby agrees to finalize and approve these designated soups to be manufactured in the "Indiana Facility". Al Y will complete the process of finalizing the recipes and approval of the finished product(s) working with the appropriate personnel of the "Indiana Facility" as soon as practicable depending on the availability of the personnel of this facility. XXX.

(C)           XXX.

3.             Website (Para. 12) The Parties Agree that the Company(s) shall maintain one (1) website to be called “Original Soup Man”, for the sale of soup products only, together with sales information for Franchise to be licensed for the retail sale of such soups and other product manufactured or distributed by the Company pursuant to the Agreement between the Parties. It is agreed that the Parties shall initially agree upon the content of the website on or before January 31, 2005 with time being of the essence, and that all subsequent changes and/or additions must be approved by the Company AI Y. The cost of the organizations, production and maintenance of this web site shall be borne by the Company, www.therealsoupman.com and AY shall maintain his existing website at this own expense.

4.             Book Rights. (Para. 11) This paragraph of the Contract providing AY with the right to author and cause to be published a Book or Books is hereby XXX.

XXX - redacted pursuant to a confidentiality request with the United States Securities and Exchange Commission

5.             Life Insurance (Para. 16) XXX.

6.             Media Services. Upon the soonest possible notice by email to him by the Company after notification to the Company of a request for any media appearance by AI Y on behalf of the Company, AI Y shall, in his sole discretion, decide whether or not to participate. Any refusal or acceptance by AI Y to make such appearance shall not preclude the Company from providing to the media a spokesman to present the message of the Company on such occasions.

7.             Sale by IGS (Para. 15) Paragraph 15 on Page 15 of the Contract is hereby amended to change subparagraph (iii) XXX.

8             A.            IGS or its affiliates are prohibited from using any confidential recipe, or confidential techniques and any ingredients, spices, or herbs, if any, which are confidential, which have been made available to the Company form the confidential recipes provided by AI Yeganeh pursuant to the Contract between the Parties for the manufacture and distribution of any soups except Soups approved by AI Y. All soup products manufactured by IGS or any of its affiliates, including Manhattan Soup Chef, for commercial distribution are subject to this prohibition. XXX.

B.             The company hereby agrees XXX.

9.             Confidentiality and Non-Disclosure (Para. 17) It is hereby agreed by the Parties that the intent and meaning of the Contract does not preclude the public criticisms by either of the Parties after the facts are established by judicial process, public prosecutor or an Arbitrator appointed pursuant to the Agreement, when said decision, award, or judgment is final regarding any “wrong doing” or “fraud” or “attempted fraud” of any other party and/or Franchisees or other third Parties.

10.           Royalty Payment (Para 15-b) The royalty payment payable to AI Y of XXX received by the Company(s) shall be paid over a Charity(ies) to be specially named AI Y which must be a Federally approved (#501(c)) tax exempt food related Charity supplying food to the people in need. The Company(s) agree to also make a contribution to the same Charity at the same time licensed Franchise inaugurates its opening of it’s stores(s) in a combined amount totaling in accordance with the following schedule:

XXX - redacted pursuant to a confidentiality request with the United States Securities and Exchange Commission

At no time shall AY pay more that 1/2 the money.  (DONATION)

A.	$XXX.
B.	$XXX.
C.	$XXX

11.           Sale of Merchandise other than Soup Products

A.  It is reiterated again, that only AI Y for his designated Agent has the right to sell merchandise using the name, likeness persona, etc. of AI Yeganeh that he does not use the Logo or Trade Name, trademark or service marks owned by IGS or Kiosk. Such sales of merchandise by AI Yeganah or his designated representative may be made on his existing website, and/or store (but not company owned or franchise locations), and/or any commercial outlet available for his purpose. IGS or KIOSK retain all merchandising rights that do not exploit the name, likeness or person of AY. Said materials not in Original Soupman website or stores.

B.  It is agreed that the parties may conduct further negotiations to provide an opportunity for the Company(s) or its designated Agent to cause to be manufactured and sold such merchandise.

12.           Compensation (Para. 14. Pg. 14.) Change Compensation Paragraph by amending last sentence of Paragraph in middle of Page 14. Language to after amended will be as follows: “Subsequent Advance Payments shall be consistent with the above schedule. (Quarterly Payment)”

13.           Representations. (Para. D Pg. 3) Delete “…sales of soup stores” and substitute “…sales of soup stores”

14.           Right to Audit (Paragraph 19. Pg. 18)

A.  The parties hereby agree that AI Y or his designated agent, shall receive a copy of the Financial Reports of the Company on a weekly basis, relating to all financial activities of IGS and Kiosk, which are prepared and distributed by the financial department for the financial officers of the Corporation(s), reporting on all sales of soups and related activities.

XXX - redacted pursuant to a confidentiality request with the United States Securities and Exchange Commission

B.  AI Y shall have the right toF inspect all financial records and books of the Company(s) and designated Agents, on monthly basis, upon reasonable notice to the Company(s) and during normal business hours at AI Y’s own expense. The financial records to be inspected by AI Yeganeh or his designated representative, will be those financial records relating to the commercials sales of all soup products and costs attendant thereto, including sales to Franchise Holders, Supermarkets, and over the internet. The Company(s) shall supply to AI Y with copies of Financial Reports on such financial activities from the date of execution of the Contract between Parties to date as soon as possible.
Except as specifically set forth herein, the terms and conditions of the Agreement are ratified by the parties. Nothing herein shall be deemed to be a waiver by any Parties of its rights prior to the date hereof.

INTERNATIONAL GOURMET SOUPS, INC.

By: /s/ Seb Rametta                                                                                                         Date: 12/20/04
SEB RAMETTA, Vice President Business Development

KIOSK CONCEPTS, INC.

By: /s/ Seb Rametta                                                                                                         Date: 12/20/04
SEB RAMETTA, Chairman and Chief Executive Officer

       /s/ Al Yeganeh
AL YEGANEH

EXHIBIT “A”

All registered and unregistered trademarks and service marks of AY, YFI, and its related entities including by way of example and not limitation “The Soup Man” Soup Kitchen International.